Exhibit 8.1

	Company Name	Country
Wholly owned subsidiaries
1	141 Union Company	United States of America
2	Agnew Pastoral Company Pty Ltd	Australia
3	Albion Downs Pty Limited	Australia
4	Araguaia Participaçóes Ltda	Brazil
5	BHP Billiton (AUS) DDS Pty Ltd	Australia
6	BHP Billiton (Towage Services) Pty Ltd	Australia
7	BHP Billiton (Trinidad) Holdings Ltd	Saint Lucia
8	BHP Billiton (Trinidad-2C) Ltd	Canada
9	BHP Billiton (Trinidad-3A) Ltd	Trinidad and Tobago
10	BHP Billiton (UK) DDS Limited	United Kingdom
11	BHP Billiton (UK) Limited	United Kingdom
12	BHP Billiton Aluminium Australia Pty Ltd	Australia
13	BHP Billiton Australia UK Finance Limited	British Virgin Islands
14	BHP Billiton Boliviana de Petróleo Inc.	United States of America
15	BHP Billiton Brasil Exploração e Produção de Petróleo Limitada	Brazil
16	BHP Billiton Brasil Investimentos de Petróleo Ltda	Brazil
17	BHP Billiton Brasil Ltda	Brazil
18	BHP Billiton Canada Inc.	Canada
19	BHP Billiton Capital Inc.	United States of America
20	BHP Billiton Chile Inversiones Limitada	Chile
21	BHP Billiton Company B.V.	Netherlands
22	BHP Billiton Direct Reduced Iron Pty Limited (b)(d)	Australia
23	BHP Billiton Energy Coal Australia Pty Ltd	Australia
24	BHP Billiton Energy Coal Inc.	United States of America
25	BHP Billiton Explorations Chile SpA	Chile
26	BHP Billiton Finance (USA) Limited	Australia
27	BHP Billiton Finance B.V.	Netherlands
28	BHP Billiton Finance Limited	Australia
29	BHP Billiton Finance Plc	United Kingdom
30	BHP Billiton Foreign Holdings Inc.	United States of America
31	BHP Billiton Foundation	United States of America
32	BHP Billiton Freight Singapore Pte Limited	Singapore
33	BHP Billiton Group Limited	United Kingdom
34	BHP Billiton Group Operations Pty Ltd (a)(b)	Australia
35	BHP Billiton Holdings Limited	United Kingdom
36	BHP Billiton Innovation Pty Ltd (a)	Australia
37	BHP Billiton International Metals B.V.	Netherlands
38	BHP Billiton International Services Limited	United Kingdom
39	BHP Billiton International Trading (Shanghai) Co. Ltd	China
40	BHP Billiton Investment Holdings Limited	United Kingdom
41	BHP Billiton IO Mining Pty Ltd	Australia
42	BHP Billiton IO Pilbara Mining Pty Ltd	Australia
43	BHP Billiton IO Workshop Pty Ltd	Australia
44	BHP Billiton Iron Ore Holdings Pty Ltd	Australia
45	BHP Billiton Iron Ore Pty Limited (b)(d)	Australia
46	BHP Billiton Japan Limited	Japan
47	BHP Billiton Lonsdale Investments Pty Ltd (a)	Australia

	Company Name	Country
48	BHP Billiton Marine & General Insurances Pty Ltd	Australia
49	BHP Billiton Marketing AG	Switzerland
50	BHP Billiton Marketing Asia Pte Ltd	Singapore
51	BHP Billiton Marketing Inc.	United States of America
52	BHP Billiton Marketing Services India Pvt Ltd	India
53	BHP Billiton Marketing UK Limited	United Kingdom
54	BHP Billiton MetCoal Holdings Pty Ltd (a)(b)	Australia
55	BHP Billiton Minerals Pty Ltd (b)(d)	Australia
56	BHP Billiton New Mexico Coal Inc.	United States of America
57	BHP Billiton Nickel West Pty Ltd (a)(b)	Australia
58	BHP Billiton Olympic Dam Corporation Pty Ltd (a)(b)	Australia
59	BHP Billiton Petróleo Holdings de México S. de R.L. de C.V.	Mexico
60	BHP Billiton Petróleo Operaciones de México S. de R.L. de C.V.	Mexico
61	BHP Billiton Petróleo Servicios Administrativos S. de R.L. de C.V.	Mexico
62	BHP Billiton Petróleo Servicios de México S. de R.L. de C.V.	Mexico
63	BHP Billiton Petroleum (Americas) Inc.	United States of America
64	BHP Billiton Petroleum (Arkansas Holdings) Inc.	United States of America
65	BHP Billiton Petroleum (Arkansas) Inc.	United States of America
66	BHP Billiton Petroleum (Australia) Pty Ltd	Australia
67	BHP Billiton Petroleum (Bass Strait) Pty Ltd	Australia
68	BHP Billiton Petroleum (Bimshire) Limited	United Kingdom
69	BHP Billiton Petroleum (Brazil) Limited	United Kingdom
70	BHP Billiton Petroleum (Carlisle Bay) Limited	United Kingdom
71	BHP Billiton Petroleum (Deepwater) Inc.	United States of America
72	BHP Billiton Petroleum (Fayetteville) L.L.C	United States of America
73	BHP Billiton Petroleum (Foreign Exploration Holdings) L.L.C	United States of America
74	BHP Billiton Petroleum (GOM) Inc.	United States of America
75	BHP Billiton Petroleum (International Exploration) Pty Ltd	Australia
76	BHP Billiton Petroleum (KCS Resources) L.LC	United States of America
77	BHP Billiton Petroleum (Mexico Holdings) L.L.C	United States of America
78	BHP Billiton Petroleum (Mexico) Limited	United Kingdom
79	BHP Billiton Petroleum (New Ventures) Corporation	Canada
80	BHP Billiton Petroleum (North America) Inc.	United States of America
81	BHP Billiton Petroleum (North West Shelf) Pty Ltd	Australia
82	BHP Billiton Petroleum (Philippines) Corporation	Canada
83	BHP Billiton Petroleum (Sarawak) Limited	United Kingdom
84	BHP Billiton Petroleum (South Africa 3B/4B) Limited	United Kingdom
85	BHP Billiton Petroleum (Trinidad Block 14) Limited	United Kingdom
86	BHP Billiton Petroleum (Trinidad Block 23A) Limited	United Kingdom
87	BHP Billiton Petroleum (Trinidad Block 23B) Limited	United Kingdom
88	BHP Billiton Petroleum (Trinidad Block 28) Limited	United Kingdom
89	BHP Billiton Petroleum (Trinidad Block 29) Limited	United Kingdom
90	BHP Billiton Petroleum (Trinidad Block 3) Limited	United Kingdom
91	BHP Billiton Petroleum (Trinidad Block 5) Limited	United Kingdom
92	BHP Billiton Petroleum (Trinidad Block 6) Limited	United Kingdom
93	BHP Billiton Petroleum (Trinidad Block 7) Limited	United Kingdom
94	BHP Billiton Petroleum (Tx Gathering) L.L.C	United States of America
95	BHP Billiton Petroleum (TxLa Operating) Company	United States of America
96	BHP Billiton Petroleum (Victoria) Pty Ltd	Australia
97	BHP Billiton Petroleum (WSF Operating) Inc	United States of America

	Company Name	Country
98	BHP Billiton Petroleum Great Britain Limited	United Kingdom
99	BHP Billiton Petroleum Holdings (USA) Inc.	United States of America
100	BHP Billiton Petroleum Holdings L.L.C	United States of America
101	BHP Billiton Petroleum International Pty Ltd	Australia
102	BHP Billiton Petroleum Investments (Great Britain) Pty Ltd	Australia
103	BHP Billiton Petroleum Limited	United Kingdom
104	BHP Billiton Petroleum Properties (GP) L.L.C	United States of America
105	BHP Billiton Petroleum Properties (LP) L.L.C	United States of America
106	BHP Billiton Petroleum Properties (N.A.) LP	United States of America
107	BHP Billiton Petroleum Pty Ltd	Australia
108	BHP Billiton PNG Services Limited	Papua New Guinea
109	BHP Billiton Services Jersey Limited	Jersey
110	BHP Billiton Shared Business Services Pty Ltd	Australia
111	BHP Billiton Shared Services Malaysia Sdn. Bhd.	Malaysia
112	BHP Billiton SSM Development Pty Ltd	Australia
113	BHP Billiton SSM Indonesia Holdings Pty Ltd	Australia
114	BHP Billiton SSM Indonesia Pte Ltd	Singapore
115	BHP Billiton SSM International Pty Ltd	Australia
116	BHP Billiton Sustainable Communities	United Kingdom
117	BHP Billiton Technology (Shanghai) Co Ltd	China
118	BHP Billiton Towage Services (Boodarie) Pty Ltd	Australia
119	BHP Billiton Towage Services (Indee) Pty Ltd	Australia
120	BHP Billiton Towage Services (Iron Corella) Pty Ltd	Australia
121	BHP Billiton Towage Services (Iron Osprey) Pty Ltd	Australia
122	BHP Billiton Towage Services (Mallina) Pty Ltd	Australia
123	BHP Billiton Towage Services (Mount Florance) Pty Ltd	Australia
124	BHP Billiton Towage Services (Pardoo) Pty Ltd	Australia
125	BHP Billiton Towage Services (RT Atlantis) Pty Ltd	Australia
126	BHP Billiton Towage Services (RT Darwin) Pty Ltd	Australia
127	BHP Billiton Towage Services (RT Discovery) Pty Ltd	Australia
128	BHP Billiton Towage Services (RT Eduard) Pty Ltd	Australia
129	BHP Billiton Towage Services (RT Endeavour) Pty Ltd	Australia
130	BHP Billiton Towage Services (RT Enterprise) Pty Ltd	Australia
131	BHP Billiton Towage Services (RT Force) Pty Ltd	Australia
132	BHP Billiton Towage Services (RT Inspiration) Pty Ltd	Australia
133	BHP Billiton Towage Services (RT Rotation) Pty Ltd	Australia
134	BHP Billiton Towage Services (RT Sensation) Pty Ltd	Australia
135	BHP Billiton Towage Services (RT Tough) Pty Ltd	Australia
136	BHP Billiton Towage Services (Turner) Pty Ltd	Australia
137	BHP Billiton Towage Services (Yandeyarra) Pty Ltd	Australia
138	BHP Billiton UK Holdings Limited	British Virgin Islands
139	BHP Billiton UK Investments Limited	British Virgin Islands
140	BHP Billiton WAIO Pty Ltd	Australia
141	BHP Billiton Western Mining Resources International Pty Ltd	Australia
142	BHP Billiton World Exploration Inc.	Canada
143	BHP Billiton Yakabindie Nickel Pty Ltd	Australia
144	BHP Billiton Zambia Limited	Zambia
145	BHP Capital No. 20 Pty Limited	Australia
146	BHP Chile Inc.	United States of America
147	BHP Coal Pty Ltd (a)(b)	Australia

	Company Name	Country
148	BHP Copper Inc.	United States of America
149	BHP Escondida Inc.	United States of America
150	BHP Finance (International) Inc.	United States of America
151	BHP Group Limited	United Kingdom
152	BHP Group Pty Ltd	Australia
153	BHP Group Resources Pty Ltd	Australia
154	BHP Hawaii Inc.	United States of America
155	BHP Holdings (International) Inc.	United States of America
156	BHP Holdings (Resources) Inc.	United States of America
157	BHP Holdings (USA) Inc.	United States of America
158	BHP Holdings International (Investments) Inc.	United States of America
159	BHP Internacional Participaçóes Ltda	Brazil
160	BHP International Finance Corp	United States of America
161	BHP Mineral Resources Inc.	United States of America
162	BHP Minerals Asia Pacific Pty Ltd	Australia
163	BHP Minerals Europe Limited	United Kingdom
164	BHP Minerals Exploration Inc.	United States of America
165	BHP Minerals Holdings Proprietary Limited (b)(d)	Australia
166	BHP Minerals India Private Limited	India
167	BHP Minerals International Exploration Inc.	United States of America
168	BHP Minerals International L.L.C	United States of America
169	BHP Minerals Service Company	United States of America
170	BHP Navajo Coal Company	United States of America
171	BHP Peru Holdings Inc.	United States of America
172	BHP Petroleum (Argentina) S.A.	Argentina
173	BHP Petroleum (Ashmore Operations) Pty Ltd	Australia
174	BHP Petroleum (Cambodia) Pty Ltd	Australia
175	BHP Petroleum (Tankers) Limited	Bermuda
176	BHP Pty Ltd	Australia
177	BHP Queensland Coal Investments Pty Ltd (c)	Australia
178	BHP Queensland Coal Limited (c)	United States of America
179	BHP Resources Inc.	United States of America
180	BHP Titanium Minerals Pty Ltd	Australia
181	BHPB Freight Pty Ltd (a)(b)	Australia
182	BHPB Resolution Holdings L.L.C	United States of America
183	Billiton Australia Finance Pty Ltd	Australia
184	Billiton Development (Zambia) Limited	Zambia
185	Billiton Development B.V.	Netherlands
186	Billiton Executive Pension Scheme Trustee Limited	United Kingdom
187	Billiton Guinea B.V.	Netherlands
188	Billiton Investment 3 B.V.	Netherlands
189	Billiton Investment 8 B.V.	Netherlands
190	Billiton Investments Ireland Limited	Ireland
191	Billiton Manganese Australia Pty Ltd	Australia
192	Billiton Marketing Holding B.V.	Netherlands
193	Billiton Suriname Holdings B.V.	Netherlands
194	Broadmeadow Mine Services Pty Ltd (a)(b)	Australia
195	Broken Hill Proprietary (USA) Inc.	United States of America
196	Carson Hill Gold Mining Corporation	United States of America
197	Central Queensland Services Pty Ltd (a)(b)	Australia

	Company Name	Country
198	Cerro-Quebrado S.A.	Ecuador
199	Coal Mines Australia Pty Ltd	Australia
200	Compania Minera Cerro Colorado Limitada	Chile
201	Consolidated Nominees Proprietary Limited	South Africa
202	Dampier Coal (Queensland) Proprietary Limited (b)(d)	Australia
203	Global BHP Copper Ltd	Cayman Islands
204	Global Offshore Oil Exploration (South Africa) (Proprietary) Limited	South Africa
205	Hamilton Brothers Petroleum Corporation	United States of America
206	Hamilton Oil Company Inc.	United States of America
207	Hay Point Services Pty Limited (a)	Australia
208	Hunter Valley Energy Coal Pty Ltd	Australia
209	IPS USA Inc.	United States of America
210	Jenipapo Recursos Naturais Ltda	Brazil
211	Kelti S.A.	Chile
212	Marcona International S.A.	Panama
213	Minera Spence SA	Chile
214	Mt Arthur Coal Pty Limited	Australia
215	Mt Arthur Underground Pty Ltd	Australia
216	Operaciones Conjuntas S. de R.L. de C.V.	Mexico
217	Petrohawk Energy Corporation	United States of America
218	Phoenix Mining Finance Company Proprietary Limited	South Africa
219	Pilbara Gas Pty Limited (b)(d)	Australia
220	PT BHP Billiton Indonesia	Indonesia
221	PT BHP Billiton Services Indonesia	Indonesia
222	PT Billiton Indonesia	Indonesia
223	RAL Cayman Inc.	Cayman Islands
224	Rio Algom Exploration Inc.	Canada
225	Rio Algom Investments (Chile) Inc.	Canada
226	Rio Algom Limited	Canada
227	Rio Algom Mining L.L.C	United States of America
228	Riocerro Inc.	Cayman Islands
229	Riochile Inc.	Cayman Islands
230	South Texas Shale L.L.C	United States of America
231	Stein Insurance Company Limited	Guernsey
232	Tamakaya Energía SpA	Chile
233	The Broken Hill Proprietary Company Pty Ltd (a)(b)	Australia
234	The World Marine & General Insurance Plc	United Kingdom
235	UMAL Consolidated Pty Ltd (b)(d)	Australia
236	United Iron Pty Ltd	Australia
237	Weebo Pastoral Company Pty Ltd	Australia
238	Westminer Insurance Pte Ltd	Singapore
239	Winwell Resources L.L.C	United States of America
240	WMC (Argentina) Inc.	United States of America
241	WMC Corporate Services Inc.	United States of America
242	WMC Finance (USA) Limited	Australia
243	WMC Mineraçóo Ltda	Brazil
244	WMC Resources Marketing Limited	Canada

Subsidiaries where effective interest is less than 100 per cent
245	BHP Billiton (Philippines) Inc. (99.99%)	Philippines
246	BHP Billiton Mitsui Coal Pty Ltd (80%)	Australia

	Company Name	Country
247	BHP Billiton Petroleum (Eagle Ford Gathering) L.L.C (75%)	United States of America
248	BHP Iron Ore (Jimblebar) Pty Ltd (85%)	Australia
249	Consórcio Santos Luz de Imóveis Ltda (90%)	Brazil
250	Lubilanji Mining SPRL (Lumi SPRL) (51%)	The Democratic Republic of the Congo
251	Minera Escondida Ltda (57.5%)	Chile
252	QNI Philippines Inc. (99.99%)	Philippines

Joint operations
253	Bass Strait (50%)	Australia
254	BHP Billiton SaskPower Carbon Capture and Storage (CCS) Knowledge Centre Inc. (50%)	Canada
255	Blue Ocean Bulk Shipping Limited (50%)	Liberia
256	BM Alliance Coal Marketing Pty Limited (50%)	Australia
257	BM Alliance Coal Operations Pty Limited (50%)	Australia
258	BM Alliance Marketing Pte Ltd (50%)	Singapore
259	BMA Japan KK (50%)	Japan
260	Bruce (16%)	United Kingdom
261	Central Queensland Coal Associates (50%)	Australia
262	Eagle Ford (<1–100%)	United States of America
263	Fayetteville (<1–100%)	United States of America
264	Greater Angostura (45%)	Trinidad and Tobago
265	Gregory (50%)	Australia
266	Gulf of Mexico (23.9–44%)	United States of America
267	Haynesville (<1–100%)	United States of America
268	JW4 (68%)	Australia
269	Keith (31.83%)	United Kingdom
270	Macedon (71.43%)	Australia
271	Minerva (90%)	Australia
272	Mt Goldsworthy (85%)	Australia
273	Mt Newman (85%)	Australia
274	North West Shelf (12.5–16.67%)	Australia
275	North West Shelf Gas Pty Limited (16.67%)	Australia
276	North West Shelf Liaison Company Pty Ltd (16.67%)	Australia
277	North West Shelf Lifting Coordinator Pty Ltd (16.67%)	Australia
278	North West Shelf Shipping Service Company Pty Ltd (16.67%)	Australia
279	Permian (<1–100%)	United States of America
280	Posmac (65%)	Australia
281	Pyrenees (40–71.43%)	Australia
282	Red Mountain (50%)	Australia
283	Red Mountain Infrastructure Pty Ltd (50%)	Australia
284	ROD Integrated Development (29.50%)	Algeria
285	South Blackwater Coal Pty Limited (50%)	Australia
286	Southern Natural Gas Development Pty Limited (50%)	Australia
287	Stybarrow (50%)	Australia
288	Thakweneng Mineral Resources Pty Ltd (50%)	South Africa
289	Wheelarra (51%)	Australia
290	Yandi (85%)	Australia

	Company Name	Country
Joint ventures and associates
291	Caesar Oil Pipeline Company L.L.C (25%)	United States of America
292	Carbones del Cerrejón Limited (33.33%)	Anguilla
293	Cerrejón Zona Norte S.A. (33.33%)	Colombia
294	Cleopatra Gas Gathering Company L.L.C (22%)	United States of America
295	CMC-Coal Marketing Company Limited (33.33%)	Ireland
296	Compañía Minera Antamina S.A. (33.75%)	Peru
297	Global Coal Limited (64.44%)	United Kingdom
298	Global HubCo B.V. (33.33%)	Netherlands
299	Marine Well Containment Company L.L.C (10%)	United States of America
300	NCIG Holdings Pty Ltd (35.47%)	Australia
301	Resolution Copper Mining L.L.C (45%)	United States of America
302	Rightship Pty Limited (33.33%)	Australia
303	Samarco Mineração S.A. (50%)	Brazil

Minority Investments
304	Commonwealth Steamship Insurance Company Pty Limited (29.72%)	Australia
305	Euronimba Limited (43.50%)	Jersey
306	Interstate Steamship Insurance Company Pty Ltd (24.91%)	Australia
307	Pilbara Pastoral Company Pty Limited (25%)	Australia
308	Ponta Ubu Agropecuária Ltda. (49%)	Brazil

(a)	These companies are parties to the Limited Deed of Cross Guarantee, originally entered into on 6 June 2016, and members of the Closed Group, as at 30 June 2017.

(b)	These companies are parties to the Limited Deed of Cross Guarantee and are relieved from the Corporations Act 2001 requirements for preparation, audit and lodgement of financial reports and Directors’ reports.

(c)	These companies were removed from the Limited Deed of Cross Guarantee based on the Revocation Deed executed on 20 December 2016.

(d)	These companies were added into the Limited Deed of Cross Guarantee based on the Assumption Deed executed on 29 June 2017 and are members of the Closed Group, as at 30 June 2017.